Edgar Lomax Value Fund
A series of Advisors Series Trust

October 29, 2004

Supplement to the Prospectus
dated February 28, 2004

Effective November 1, 2004, the Fund’s Advisor, has contractually agreed to lower the Fund’s Total Annual Operating Expense limit from 1.23% to 1.14%.

The expense table and example below replaces the expense table and example on page 4 of the Prospectus:

Fees and Expenses of the Fund
The following table describes certain fees and expenses that you pay as an investor in the Fund. There are two types of expenses involved: shareholder transaction expenses (such as sales loads) and annual operating expenses (such as investment advisory fees). The Fund is a no-load mutual fund and has no shareholder transaction expenses.

Annual Fund Operating Expenses*
(expenses that are deducted from Fund assets)

Investment Advisory Fees**	1.00%
Other Expenses	1.59%
Total Annual Fund Operating Expenses	2.59%
Less Expense Waiver/Reimbursements	(1.45)%
Net Annual Fund Operating Expenses	1.14%
_______________

*	The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, until such contractual agreement is terminated by the Board of Trustees of the Fund, to ensure that Net Annual Fund Operating Expenses do not exceed 1.14%. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund’s expenses are less than 1.14% in any year. While the Board of Trustees may terminate this expense reimbursement arrangement at any time, it has no intention of doing so. Without the fee waiver, the Fund's total annual operating expense would have been 2.59%.

**	The Advisor has voluntarily agreed to waive a portion of its management fee contingent upon the Fund’s performance versus the S&P/Barra Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. The Advisor intends to waive a portion of its management fee whenever, as of the end of each month, the Fund’s 3-year average annual total return is less than that of the S&P/Barra Value Index (see "Voluntary Fee Waiver" section). This voluntary waiver can be discontinued at any time.

Example

This Example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the net annual operating expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. It also assumes that you make a single $10,000 investment in the Fund to start with, that dividends and distributions are reinvested and that you earn a 5% return each year. Finally, it assumes that you redeem all of your shares at the end of each of the time periods. Again, this Example is hypothetical, and your actual expenses may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Please retain this Supplement with your Prospectus for future reference.